UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2022

AquaBounty Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Mill & Main Place, Suite 395, Maynard, Massachusetts

(Address of principal executive offices)

01754

(Zip Code)

978-648-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 27, 2022, AquaBounty Technologies, Inc. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”). At the Annual Meeting, upon the recommendation of the Company’s Board of Directors (“Board”), stockholders approved an amendment (the “Charter Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), from 80,000,000 to 150,000,000. As a result, the Company filed the Certificate of Amendment to the Charter (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 27, 2022. The Certificate of Amendment became effective upon filing.

The foregoing summary of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders considered and voted on the three proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2022, as supplemented. The final voting results are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each person named below to serve as a director on the Board for a one-year term of office until the next annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Richard J. Clothier	91.83%	8.17%	0
Ricardo J. Alvarez	98.39%	1.61%	0
Erin Sharp	98.39%	1.61%	0
Gail Sharps Meyers	98.33%	1.67%	0
Christine St.Clare	98.24%	1.76%	0
Rick Sterling	98.43%	1.57%	0
Michael Stern	98.42%	1.58%	0
Sylvia A. Wulf	98.30%	1.70%	0

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2022. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
98.63%	0.55%	0.82%

Proposal 3 – Approval of Charter Amendment

The stockholders approved the Charter Amendment to increase the number of authorized shares of Common Stock from 80,000,000 to 150,000,000. The results of such vote, based on shares outstanding, were as follows:

Votes For	Votes Against	Abstentions
56.84%	5.93%	.65%

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of AquaBounty Technologies, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)

May 27, 2022	/s/ David A. Frank
David A. Frank
Chief Financial Officer